                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          FLAGSHIP ADMIRAL FUNDS INC.
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Notes:

                 IMPORTANT INFORMATION FOR SHAREHOLDERS OF THE
                          FLAGSHIP UTILITY INCOME FUND
  At a special shareholder meeting on November 12, 1998, you will be asked to approve a series of proposed changes to your fund that are designed to enhance its ability to achieve its investment objectives. Although we recommend that you read carefully the proxy statement that describes the proposed transaction in detail, we have prepared the following "Questions & Answer" for your convenience.

Q. WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

A. The Board of Directors of the Flagship Utility Income Fund has called a special shareholder meeting for November 12, 1998 at which you will be asked to vote on a series of proposed changes to your fund. These changes are designed primarily to enhance the fund's ability to achieve its stated investment objectives of current income and long-term growth of income and capital.

Q. WHY ARE THESE CHANGES BEING RECOMMENDED?

A. The purposes of the proposed changes are to enable you to benefit from (i) EXPANDED INVESTMENT FLEXIBILITY by eliminating the fund's policy of concentrating its portfolio in utility securities; (ii) ENHANCEMENT OF THE FUND'S ABILITY TO DISTRIBUTE ITS SHARES by making the fund's 12b-1 Plan more attractive to dealers, potentially creating greater economies of scale and over time lowering operating costs through increased fund assets; and (iii) INCREASED OPERATING AND POTENTIAL COST EFFICIENCIES by standardizing the fund's corporate structure with other Nuveen Mutual Funds. The fund's Board of Directors has unanimously agreed that these proposals are in your best interests and recommends that you vote in favor of them.

Q. HOW ARE THE FUND'S INVESTMENT POLICIES CHANGING?

A. The fund would be permitted to invest a substantial portion of its assets outside the utility industry instead of concentrating its investments (at least 65%) in the utility industry. The fund's Board of Directors also approved other minor revisions to the fund's fundamental investment policies that will standardize these policies with those of other Nuveen Mutual Funds.

  Over the past five years, utility industry deregulation, increasing competition, new industry entrants, and rapid technological change have significantly altered the utility sector's historical investment characteristics. Those changes have reduced the investment opportunities in the utility sector that are consistent with the fund's objectives of current income and long-term growth of income and capital, with the result that income is making up an increasingly smaller portion, and capital gains are an increasingly larger portion, of the returns available from utility sector investments. The Board believes that permitting the fund to invest a substantial portion of its assets outside the utility industry would enhance the fund's ability to meet its investment objectives by enabling it to access the broader range of attractive investment opportunities available in today's markets. This change will enable the fund to invest in a broad range of fixed-income securities, including investment grade and high yield corporate bonds, U.S. Treasury and agency bonds, and mortgage-and asset-backed securities, and in stocks of established, well-known companies in a variety of industries that offer high current income or attractive appreciation potential.

Q. HOW ARE THE FUND'S PRICING OPTIONS CHANGING?

A. If approved, the fund's Class A and Class C 12b-1 service fee and the Class C 12b-1 distribution fee would increase to 0.25% (from 0.20%) and 0.75% (from 0.55%), respectively, of average daily net assets. These changes are expected to enhance the fund's ability to distribute its shares by standardizing the fund's 12b-1 service and distribution fees with those of Nuveen's other taxable funds and by aligning those fees with competitive funds having comparable investment objectives and policies. Expanded distribution is expected to increase fund assets, thereby helping to create greater economies of scale that over time are expected to reduce fund operating costs by more than the increase in 12b-1 fees. The fund will also be expanding the range of available pricing options by offering Class B and Class R shares.

Q. HOW WILL THE PROPOSED CHANGES AFFECT MANAGEMENT FEES AND ANNUAL FUND OPERATING EXPENSES?

A. The fund's Board of Directors has approved a proposed increase in the management fee to 0.75% (from 0.50%) of average daily net assets. This proposed increase reflects the increased research and portfolio management resources required to manage the fund under its proposed investment policy and will align management fee levels with the industry average for competitive funds having comparable investment objectives and policies. At the same time, Nuveen has voluntarily agreed to reimburse the fund through at least July 31, 1999 so that the fund's operating expenses (which exclude Rule 12b-1 fees) would be capped at 0.95% of average net assets. This expense level would be less than the current annual operating expenses of 1.17%. Total fund operating expenses (including Rule 12b-1 fees) net of expense reimbursements on an annual basis are expected to decline approximately 0.15% for Class A shareholders and increase 0.05% for Class C shareholders.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the shareholder meeting will be borne by the fund. These costs are estimated to be approximately $0.03 per share. The fund's Board of Directors believes these costs will be more than offset by the increased performance potential created by the fund's enhanced ability to meet its investment objectives.

Q. WHY IS A REORGANIZATION OF THE FUND BEING RECOMMENDED?

A. The proposed tax-free reorganization of the fund's corporate structure will standardize the fund's organizational structure with those of Nuveen's other mutual funds. Standardization is designed to promote operational and potential cost efficiencies.

  If the reorganization is approved, the fund will transfer all of its assets and liabilities to, and fund shareholders will become holders of the same number of shares of, the Nuveen Dividend and Growth Fund, a series of Nuveen Investment Trust IV, a newly-organized Massachusetts business trust which has a different Board of Trustees than the fund's current Board. As part of the reorganization, Nuveen Institutional Advisory Corp., an affiliate of the fund's current investment adviser, Nuveen Advisory Corp., will become the fund's investment adviser. THE REORGANIZATION WILL NOT CHANGE THE FUND'S PORTFOLIO MANAGEMENT PERSONNEL, ITS INVESTMENT OBJECTIVES AND POLICIES (OTHER THAN THE SPECIFIC POLICY CHANGES DESCRIBED ABOVE), OR CREATE ANY TAX CONSEQUENCES FOR EITHER THE FUND OR ITS SHAREHOLDERS.

Q. WHAT WILL HAPPEN TO THE VALUE OF MY INVESTMENT AND THE SHARES I OWN?

A. After approval and upon completion of the reorganization, all of the fund's assets will be transferred, tax-free, to the Nuveen Dividend and Growth Fund. Your fund shares will automatically convert into the same class and same number of Dividend and Growth Fund shares with the same net asset value per share. At the time of issuance, your investment in the Dividend and Growth Fund will have the same value as your investment in the Utility Fund on that date. Those shares will appear on your next shareholder or broker statement. No certificates for Dividend and Growth Fund shares will be issued as part of the reorganization, although we will send you certificates upon request. If you currently own fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Dividend and Growth Fund shares.

Q. WILL THE REORGANIZATION CREATE ANY TAX LIABILITY FOR ME?

A. You will recognize no gain or loss on the transaction and the tax basis and holding period of the Dividend and Growth Fund shares you receive will be the same as the tax basis and holding period of your fund shares. The reorganization will not change the fund's portfolio management personnel, its investment objectives and policies (other than the specific policy changes described above), or create any tax consequences for either the fund or its shareholders. In addition, the fund will consummate the reorganization only if it receives an opinion from the fund's tax counsel that that the reorganization will qualify as a tax-free reorganization.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE PROPOSED CHANGES TAKE EFFECT?

A. You may exchange your fund shares for shares of any other Nuveen Mutual Fund or redeem your shares at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q. WHO SHOULD I CALL FOR FURTHER INFORMATION?

A. Your financial adviser will be able to answer any questions you have about the proposed reorganization. You may also call Nuveen at 1-800-257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

October 5, 1998

DEAR FLAGSHIP UTILITY INCOME FUND SHAREHOLDER:

A special meeting of shareholders will be held Thursday, November 12, 1998 at 10:00 a.m., Central time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes to the investment advisory agreement and changes relating to how the Flagship Utility Income Fund (the "Fund") is organized and managed. These changes are designed to enhance the Fund's ability to meet its investment objectives, lower Fund operating costs and create economies of scale through expanded distribution.

THE BOARD OF DIRECTORS OF THE FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS YOU WILL VOTE ON ARE IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals relating to the Fund in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

                          FLAGSHIP UTILITY INCOME FUND

                    A SERIES OF FLAGSHIP ADMIRAL FUNDS INC.

                             333 WEST WACKER DRIVE,
                            CHICAGO, ILLINOIS 60606
                             TELEPHONE 800-621-7227

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 12, 1998

A special meeting of shareholders of Flagship Utility Income Fund (the "Fund") will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois on Thursday, November 12, 1998 at 10:00 a.m., Central time.

The central purpose of the proposed changes is to reposition the Fund by expanding its investments beyond the public utility sector and change the Fund's management fee and distribution structure to match the changed investment strategy. We are also taking the opportunity to ask you to approve a reorganization into a new corporate structure and to conform several of the Fund's investment restrictions to those used by similar Nuveen mutual funds.

The specific items you will be asked to vote on, each of which is discussed in this proxy statement, are:

1. To approve changes to one of the Fund's fundamental policies allowing the Fund to broaden its investments to permit the Fund to no longer concentrate its portfolio in the utilities industry.

2.   To approve a new advisory agreement.

3.   To approve a new Rule 12b-1 Plan.

4. To approve a tax-free reorganization of the Fund into a new fund called the Nuveen Dividend and Growth Fund, a series of a new Massachusetts business trust.

5. To ratify the election of trustees to the Board of Trustees of the new business trust.

6. To approve changes to several of the Fund's other fundamental policies to conform them to the policies of the other Nuveen mutual funds. Each of these changes will be voted on separately.

7.   To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on September 15, 1998 are entitled to notice of and to vote at the Meeting.

Gifford R. Zimmerman
Secretary

October 5, 1998

                          FLAGSHIP UTILITY INCOME FUND

                    A SERIES OF FLAGSHIP ADMIRAL FUNDS INC.

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 12, 1998

INTRODUCTION

This proxy statement explains each of the items you will be asked to vote on at the special meeting of the shareholders of Flagship Utility Income Fund to be held at 10:00 a.m., Central time, on Thursday, November 12, 1998, in the 31st floor conference room of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. In this proxy statement, Flagship Utility Income Fund is referred to as the "Fund." The Fund is a series of Flagship Admiral Funds Inc., which is referred to in the proxy statement as the "Corporation."

REASONS FOR THE PROPOSED CHANGES

Since 1992, the Fund's investments have been concentrated in the securities of companies in the public utilities industry. In the early 1990's, the historical operating and financial characteristics of the utility industry fit well with the Fund's objective of current income and long-term growth of income and capital, with capital appreciation as a secondary objective. Utilities historically enjoyed regional monopolies, regulated prices and profitability based on a fair return to investors, slow but steady and predictable growth, and high dividend yields. That landscape is changing. Rapid technological developments have led to deregulation, increasing competition and new market entrants. Those new factors are dramatically transforming the historical investment profile of the utility industry. Income is making up an increasingly smaller portion, and capital gains an increasingly larger portion, of the returns available from investments in the utility sector. These trends have reduced the available investment opportunities within the utility sector consistent with the Fund's objectives of current income and long-term growth of income and capital. At the same time, new market sectors have emerged that offer attractive investment opportunities consistent with the Fund's investment objective. We believe that permitting the Fund to invest a substantial portion of its assets outside the utility industry would enhance the Fund's ability to meet its investment objectives by enabling it to access the broader range of attractive investment opportunities available in today's markets.

Under the proposed changes, the Fund would continue to invest in a balanced portfolio of bonds and stocks in order to seek to provide current income and long-term growth of income and capital, with capital appreciation as a secondary objective. The Fund will invest the majority of its assets in an intermediate-term portfolio of investment grade quality taxable bonds, with the balance of the portfolio invested in stocks of established, well-known domestic companies with at least $1 billion in market capitalization. The bonds in the portfolio would have an average maturity of 5 to 10 years. [THE FUND'S NEW INVESTMENT STRATEGY IS DESCRIBED MORE COMPLETELY IN THE SUPPLEMENT DATED
          , 1998 TO THE FUND'S PROSPECTUS, A COPY OF WHICH HAS BEEN DELIVERED TO EACH SHAREHOLDER.]

The changes we are asking you to approve to accomplish this are:

- change the Fund's investment restriction on concentration, so that the Fund will no longer be required to concentrate its investments in the utility industry;

- approve a new advisory agreement, increasing the management fee paid to the Fund's adviser, Nuveen Advisory Corp., to reflect the increased research and portfolio management resources required to manage the fund under its proposed investment policy and to align management fee levels with the industry average for competitive funds having comparable investment objectives and policies; and

- approve a new 12b-1 plan, creating the same type of distribution arrangement as the other Nuveen balanced mutual funds.

Nuveen Advisory Corp. ("Nuveen Advisory") has agreed to limit the Fund's operating expenses (excluding Rule 12b-1 fees) through July 31, 1999 so that there will be no increase in operating expenses, excluding 12b-1 fees, through that date. See Proposal 2 for more information on the effect of the proposed changes on the Fund's expenses.

We are also taking the opportunity to ask you to act on three other matters:

- approve a Reorganization of the Fund into a new series called Nuveen Dividend and Growth Fund of a Massachusetts business trust (the new series is referred to as the "New Fund");

- ratify the election of the trustees of the New Fund; and

- approve changes to several other investment policies to conform them to Nuveen's standard policies, but without any change in how the Fund invests.

Each of these proposals is discussed thoroughly in this proxy statement. In
addition, on page   of this proxy statement, you will find a chart showing the required votes for each proposal and whether there are other proposals that have to be approved in order for a proposal to be implemented. We urge you to refer to the chart and to read this proxy statement carefully.

                 WE RECOMMEND THAT YOU VOTE "FOR" ALL PROPOSALS

PROPOSAL 1  CHANGING THE FUNDAMENTAL POLICY ON CONCENTRATION SO THAT THE FUND
            CAN BROADEN ITS INVESTMENTS

We are proposing that the fundamental investment policy of the Fund relating to concentration of investment in securities of companies in the public utilities industry be changed to permit the Fund to invest the majority of its assets in a diversified portfolio of securities including, but no longer limited to, securities of companies in the public utilities industry. Essentially, you are being asked through this Proposal to broaden the Fund's current investment focus and permit the Fund to access a broader range of investment opportunities, available in today's markets consistent with the Fund's current investment objectives. If this change is approved by shareholders, the new policy will become a fundamental investment policy of the Fund and the Fund's name will be changed to Nuveen Dividend and Growth Fund.

                  WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1

We propose that the Fund's fundamental investment restriction on concentration be revised as follows (with the new language underscored, and deleted language stricken through):

     The Fund, as a fundamental policy, will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry may not, without the approval of the holders of a majority of the shares of the Fund, purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof). Electric company securities, natural gas company securities, and telecommunications company securities shall each be considered securities of issuers in separate industries for purposes of this restriction.

The current fundamental policy requires the Fund to concentrate its investments, with at least 65% of its total assets invested in companies in the public utilities industry. If Proposal 1 is approved (and certain other conditions are satisfied, as described below), the Fund will no longer concentrate its investments in companies in the public utilities industry. In fact, the Fund will not be permitted to invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry, subject to the above-noted qualifications. The proposed new restriction as set forth above conforms to the industry concentration policy that is currently standard for most Nuveen mutual funds. Nuveen Advisory recommended this change in order to enhance the Fund's ability to meet its investment objectives.

Nuveen Advisory believes that the utility sector's deregulation over the past several years and technological advances have reduced the sector's historical attractiveness to the Fund given the Fund's investment objectives. At the same time, new market sectors have emerged to offer attractive investment opportunities consistent with the Fund's orientation. Consequently, Nuveen Advisory believes continued concentration of its investments in the public utility sector is no longer in the best interests of Fund shareholders in light of the Fund's investment objectives and the current market environment.

THE FUND'S INVESTMENT OBJECTIVE -- TO SEEK CURRENT INCOME AND LONG-TERM GROWTH OF INCOME AND CAPITAL, WITH CAPITAL APPRECIATION AS A SECONDARY
OBJECTIVE -- WILL NOT BE CHANGED AS A RESULT OF THIS PROPOSAL.

This Proposal is closely related to other proposals being presented at this meeting. If the Reorganization (Proposal 4), the change to the fundamental investment policy described herein, the advisory fee increase (Proposal 2) and the Rule 12b-1 fee increase (Proposal 3) are approved, the change, as approved, will become effective immediately prior to the Reorganization. If, however, the change to the investment policy (and Proposals 2 and 3) are approved but the Reorganization is not approved, the change to the fundamental investment policy, as approved, will become effective shortly after shareholder approval as is practicable. The effectiveness of the change described in Proposal 1 is contingent upon the approval of Proposals 2 and 3 (with respect to both classes). If Proposal 1 is not approved by shareholders, there can be no assurance of the continued operation of the Fund over time in its current structure.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE CHANGE IN THE FUND'S FUNDAMENTAL POLICY BY
                            VOTING "FOR" PROPOSAL 1

PROPOSAL 2  NEW ADVISORY AGREEMENT

INTRODUCTION

We have unanimously approved a proposed new investment advisory agreement (the "New Advisory Agreement") for the Fund. As described in more detail under the heading "Factors Considered by the Board of Directors," this recommendation results from our evaluation of a substantial amount of information. The New Advisory Agreement is similar in content to the Fund's current agreement (the "Existing Agreement") in all material respects except for an increase in the fee schedule. The fee increase is discussed below, and the new and existing agreements are compared.

If the Reorganization, and all other shareholder approvals necessary for the Reorganization to be effected, are approved by shareholders, as discussed under Proposal 4, the terms of the New Advisory Agreement will be approved by the Fund, as the initial shareholder of the New Fund, in the form of a new advisory agreement between the New Fund and Nuveen Institutional Advisory Corp. ("NIAC"). Because we reviewed the New Advisory Agreement in light of the Reorganization, we reviewed all of the factors relevant to our approval and recommendation of the New Advisory Agreement as they relate to Nuveen Advisory and NIAC. As further discussed below, Nuveen Advisory and NIAC are functionally equivalent entities, employing many of the same people, and each are wholly-owned subsidiaries of Nuveen. For purposes of this Proposal 2 and throughout this proxy, Nuveen Advisory and NIAC may sometimes together be referred to as the "Adviser."

REASON FOR THE PROPOSED CHANGE

The Adviser requested a fee increase in connection with the proposed change to the Fund's investment strategy resulting in the broadening of the Fund's current investment focus. The current fundamental policy of the Fund says that the Fund will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry. The Adviser believes that the utility sector's deregulation over the past several years and technological advances have reduced the sector's historical attractiveness to the Fund given the Fund's investment objectives. At the same time, new market sectors have emerged to offer attractive investment opportunities consistent with the Fund's orientation. Consequently, the Adviser believes continued concentration of its investments in the public utility sector is no longer in the best interests of Fund shareholders in light of the Fund's investment objectives and the current market environment. We determined, as discussed in more detail below, that a fee increase was warranted in response to the increased research and portfolio management resources required to manage the Fund under its proposed investment policy, and that the proposed management fee is comparable to the management fees of other funds with similar investment objectives.

The New Advisory Agreement would increase the annual advisory fee paid by the Fund from 0.50% of the average daily net asset value to 0.75% of the average daily net asset value. The asset levels of the break points and the amount of fee reduction at those breakpoints (as discussed below) will not change from those currently in place. The Adviser has agreed to limit the Fund's operating expenses (excluding Rule 12b-1 fees) through July 31, 1999 so that after the implementation of the fee increase, annual operating expenses (excluding Rule 12b-1 fees) would be capped at 0.95% of the average daily net asset value of the Fund's shares. As discussed below, if this arrangement had been in place during the Fund's fiscal year ended June 30, 1998, the annual operating expenses (excluding Rule 12b-1 fees) would have been .95% instead of 1.15% of the average daily net asset value of the Fund's shares. As a result, total advisory fees net of expense waivers/reimbursements will decrease from 0.50% to 0.30% of the average daily net asset value of each class of Fund shares at least through July 31, 1999. Nuveen Advisory does not currently have a policy to waive its advisory fee or reimburse a portion of the Fund's expenses under its existing fee structure with the Fund.

                  WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2

The fee increase is explained in the discussion below and the reasons for our decision to approve the New Advisory Agreement are given. The terms of the New Advisory Agreement are summarized and compared to the Existing Agreement. A form of the New Advisory Agreement is attached as Exhibit A. Finally, more information about the Adviser is provided.

CHANGE IN THE RATE OF FEE

Nuveen Advisory has served as investment adviser to the Fund since January 1, 1997. Prior thereto, Flagship Financial Inc. served as investment adviser to the Fund. The Existing Agreement was last approved by shareholders at a meeting held on December 12, 1996 in connection with the acquisition by The John Nuveen Company (of which Nuveen Advisory and NIAC are wholly-owned indirect subsidiaries) of Flagship Resources Inc. (of which Flagship Financial, Inc. was a wholly-owned subsidiary). The Existing Agreement was continued by the Board of Directors at a meeting held on April 25, 1998.

The following table summarizes (i) the annual rate of compensation currently payable by the Fund to Nuveen Advisory and (ii) the annual rate of compensation that will be paid by the Fund if the New Advisory Agreement is approved by shareholders:


------------------------------------------------------------------------------------------------------
EXISTING AGREEMENT                                  NEW ADVISORY AGREEMENT
------------------------------------------------------------------------------------------------------
0.50% for the first $125 million                    0.75% for the first $125 million
0.4875% for the next $125 million                   0.7375% for the next $125 million
0.4750% for the next $250 million                   0.7250% for the next $250 million
0.4625% for the next $500 million                   0.7125% for the next $500 million
0.4500% for the next $1 billion                     0.7000% for the next $1 billion
0.4250% for assets over $2 billion                  0.6750% for assets over $2 billion

THE EFFECT OF THE CHANGES

The table below shows (i) the total advisory fees paid by the Fund, with respect to both Class A and Class C shares, during the fiscal year ended June 30, 1998,
(ii) the fees that would have been paid if the New Advisory Agreement had been in place throughout those periods, and (iii) the difference between the actual fees and pro forma fees expressed as a percentage of average net assets:


-----------------------------------------------------------------------------------------------------------------------
                                                                 PRO FORMA FEES                    DIFFERENCE (AS A
                                                 PRO FORMA       (AFTER EXPENSE                    PERCENTAGE OF
                                  ACTUAL         FEES-           WAIVER)-        DIFFERENCE (AS A  ASSETS
                                  PRO FORMA      NEW ADVISORY    NEW ADVISORY    PERCENTAGE OF     AFTER EXPENSE
                                  FEES           AGREEMENT       AGREEMENT       ASSETS)           WAIVER)
-----------------------------------------------------------------------------------------------------------------------
6/30/98                           $129,390       $194,010        $77,604         0.25%             -0.20%

The tables below show (i) the actual operating expenses incurred by the Fund during the fiscal year ended June 30, 1998 and (ii) the expenses that would have been incurred had the New Advisory Agreement and a proposed new 12b-1 plan been in place throughout those periods, in each case expressed as a percentage of the average net assets. PLEASE REFER TO PROPOSAL 3 FOR A COMPLETE DISCUSSION OF THE PROPOSED NEW 12B-1 PLAN.

------------------------------------------------------------------------------------------------------------
                                                                                           JUNE 30, 1998
                                                                                          PRO FORMA WITH
                          CLASS A                               ACTUAL    PRO FORMA    WAIVERS/REIMBURSEMENT
------------------------------------------------------------------------------------------------------------
Management fee                                                    .50%       .75%               .30%
12b-1 fee                                                         .20%       .25%               .25%
Other expenses                                                    .65%       .65%               .65%
Total fund operating expenses                                    1.35%      1.65%*             1.20%

* Prior to any waivers or reimbursements of any fees or expenses.

------------------------------------------------------------------------------------------------------------
                                                                                           JUNE 30, 1998
                                                                                          PRO FORMA WITH
                          CLASS C                               ACTUAL    PRO FORMA    WAIVERS/REIMBURSEMENT
------------------------------------------------------------------------------------------------------------
Management fee                                                    .50%       .75%               .30%
12b-1 fee                                                         .75%      1.00%              1.00%
Other expenses                                                    .65%       .65%               .65%
Total fund operating expenses                                    1.90%      2.40%*             1.95%

* Prior to any waivers or reimbursements of any fees or expenses.

EXAMPLE

The following illustrates the expenses on a $10,000 investment in the Fund under the Existing and New Advisory Agreement and the existing and new 12b-1 plan using 1998 data, assuming (i) five percent annual return and (ii) redemption at the end of each time period:

------------------------------------------------------------------------------------------------
                                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------
EXISTING AGREEMENT AND EXISTING 12B-1 PLAN
Class A                                                       $552    $830     $1,128   $1,976
Class C                                                       $193    $597     $1,026   $2,222
NEW ADVISORY AGREEMENT AND NEW 12B-1 PLAN
Class A                                                       $581    $918     $1,279   $2,292
Class C                                                       $243    $748     $1,280   $2,736
NEW ADVISORY AGREEMENT AND NEW 12B-1 PLAN AFTER
  WAIVER/REIMBURSEMENT*
Class A                                                       $537    $785     $1,052   $1,813
Class C                                                       $198    $612     $1,052   $2,275

* These Fund expense levels assume that the Adviser would continue to reimburse expenses at the same level as it has committed to reimburse through July 31, 1999. There can be no assurance that the Adviser will continue these reimbursements after July 31, 1999, or continue them at their present levels after that date. The Adviser currently contemplates that it will determine each year whether to voluntarily reimburse expenses at a level that would allow the Fund to compete with peer funds, taking into account factors such as the average expense levels of peer funds and the effect of the Fund's expense ratio on its ability to distribute its shares and reach a self-sustaining asset size.

The purpose of these examples and tables is to assist you in understanding how the various costs and expenses of investing in shares of the Fund will change as a result of the proposed New Advisory Agreement and new 12b-1 plan. The Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown in the tables.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

At a Board meeting held on August 28, 1998, the Adviser recommended that we consider changing the fundamental policy of the Fund relating to industry concentration to broaden the primary focus of the Fund's portfolio investments to include securities outside the public utility sector. In connection with that proposed change, the Adviser requested that we consider a fee increase in connection with the change in the investment focus of the Fund and the anticipated increase in the Adviser's research and portfolio management resources necessary to manage efficiently the Fund. At the August 28, 1998 meeting, we considered the appropriateness of the change in the fundamental policy and the related fee increase. We unanimously approved both the change in policy and the New Advisory Agreement, including the fee increase, at that meeting.

In connection with our approval, we reviewed a variety of factors relating to the nature, quality and scope of the services provided by the Adviser, comparative fees and expense ratios, and the reasonableness of the proposed increase in the advisory fee and Rule 12b-1 fees for the Fund under its broadened investment strategy, assuming the adoption of Proposal 1, in view of the fees paid by similar mutual funds that are managed like the Fund under its new investment policies.

Portfolio Management. We evaluated the qualifications and capabilities of the Adviser to serve as investment adviser of the Fund under the proposed investment policies. In considering that information, we considered the indirect benefits that the Adviser might realize from its relationship to the Fund, including the use (for the Fund and for the Adviser's other clients) of investment research provided by brokers in return for brokerage commissions.

We noted that the investment style used by the Adviser to manage the Fund under its proposed investment policies would be more labor intensive than the investment style necessary to manage the Fund as it currently exists. As described further under Proposals 1 and 6, the Fund's proposed investment policies would permit it to invest in a broader range of industries and securities in pursuit of the Fund's investment objectives. These include, among others, real estate and asset-backed securities which are expected to make investment selection, as well as on-going surveillance, more complex. We determined that the Fund's broader investment focus is anticipated to result in a more labor intensive portfolio management process requiring the Adviser to expand its portfolio management team, including its supporting team of research analysts.

Comparative Fees and Expense Ratios. We also compared the advisory fees and total expense ratios of the Fund to similar mutual funds (including other funds similarly managed by the Adviser), and determined that the fees were within the range of rates for those comparable mutual funds.

Other Factors. Other factors that we considered include: arrangements for distribution of the Fund's shares; the nature, cost and quality of non-investment management services to be provided by the Adviser; and other organizational information relating to the Adviser, its advisory personnel and investment decision-making processes. As noted above, because we reviewed the New Advisory Agreement in light of the Reorganization (as discussed in Proposal
4), we reviewed all of the above-noted factors as they relate to BOTH Nuveen Advisory and NIAC.

During the review process, we consulted with Morgan, Lewis & Bockius, our legal counsel.

COMPARISON OF THE EXISTING AGREEMENT AND THE NEW ADVISORY AGREEMENT

The discussion here is only a summary and for more details you should refer to the New Advisory Agreement. The New Advisory Agreement is similar in content to the Existing Agreement in all material respects other than the fee increase. The New Advisory Agreement will be in effect for an initial term of up to two years, and may continue thereafter from year to year if it is continued at least annually by a vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, or by us and, in either event, the vote of a majority of the directors who are not parties to the New Advisory Agreement or interested persons of any such party, cast in person at a meeting called for such purpose. Any amendment to the New Advisory Agreement must be approved in the same manner.

Advisory Services. Under the Existing Agreement, Nuveen Advisory acts as investment adviser to the Corporation and its only series, the Fund. Nuveen Advisory's obligations under the Existing Agreement include (i) providing the Fund with clerical, bookkeeping and administrative services, other than those services provided by the Fund's custodian, transfer agent and shareholder service agent, (ii) permitting its officers and employees to serve without compensation as officers and trustees of the Fund and (iii) providing office facilities and equipment. The New Advisory Agreement states that the Adviser will provide the same types of services and will act as investment adviser for and manage the investment and reinvestment of the assets of the Fund.

Fees and Expenses. Each of the Existing Agreement and the New Advisory Agreement provide that the Adviser will, in the event that operating expenses of the Fund (including fees paid to Nuveen Advisory but excluding taxes, interest, brokerage commissions and extraordinary expenses) for any fiscal year exceed the expense limitations imposed by applicable state securities laws and any regulations thereunder, up to the amount of its fee, pay the Fund (or pay and refund the Fund in the case of the Existing Agreement) the amount of the excess. In addition, the New Advisory Agreement specifically sets forth that the Fund is obligated to pay all of its expenses other than those paid by the Adviser, including taxes and charges for auditing and legal services, custodian and transfer agent fees, expenses of shareholder and trustees meetings, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders. This provision is essentially unchanged from the Existing Agreement. For more information, you should refer to the above discussion of the fee increase.

The fees payable by the Fund under the New Advisory Agreement are the obligations only of the Fund and impose no liability on any other fund that is a series of the Corporation.

Standard of Care. Like the Existing Agreement, the New Advisory Agreement provides that the Adviser shall not be liable to the Corporation, the Fund or its shareholders for any loss sustained by the Fund or its shareholders by reason of the purchase, sale or retention of any security if such recommendation was selected with due care and in good faith, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or by reason of reckless disregard by the Adviser of its obligations and duties.

Termination. Each of the Existing Agreement and the New Advisory Agreement may be terminated by the Fund without penalty by the vote of the Board of Directors of the Fund or the shareholders of the Fund (by a majority as defined in the 1940 Act) on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund, and will terminate automatically in the event of its assignment.

CONCLUSION OF THE BOARD OF DIRECTORS

After considering the information described above, we concluded that the New Advisory Agreement was fair and reasonable.

INFORMATION ABOUT THE ADVISER

Nuveen Advisory and NIAC are each wholly-owned subsidiaries of John Nuveen & Co. Incorporated, located at 333 W. Wacker Drive, Chicago, Illinois 60606. Nuveen has issued over $32 billion of taxable and tax-exempt defined portfolios since 1961 and currently sponsors 99 managed investment company portfolios with approximately $38 billion in assets under management. Over 1,300,000 individuals have invested to date in Nuveen's tax-exempt funds and defined portfolios. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

The names, addresses and principal occupations of the principal executive officers and directors of the Adviser are as follows:

----------------------------------------------------------------------------------------------------------
              NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger                        Chairman of the Board and
Chairman of the Board and                      Director, John Nuveen & Co.
Director                                       Incorporated
(Principal Executive Officer)
333 W. Wacker Drive
Chicago, Illinois 60606
Anthony T. Dean                                President and Director, John
President and Director                         Nuveen & Co. Incorporated
333 W. Wacker Drive
Chicago, Illinois 60606
John P. Amboian                                Executive Vice President, John
Executive Vice President                       Nuveen & Co. Incorporated
333 W. Wacker Drive
Chicago, Illinois 60606

In addition, the following individuals who are executive officers of the Fund are also officers of the Adviser: Alan G. Berkshire; Michael S. Davern; Lorna C. Ferguson; William M. Fitzgerald; J. Thomas Futrell; Richard A. Huber; Steven J. Krupa; Larry W. Martin; Edward F. Neild, IV; Stephen S. Peterson; Thomas C. Spalding, Jr.; H. William Stabenow; and Gifford R. Zimmerman.

Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund.

If the New Advisory Agreement is approved by shareholders, IT WILL BECOME
EFFECTIVE AT THE CLOSE OF BUSINESS ON        . Because this Proposal is closely
related to the other proposals being presented at this meeting, the effectiveness of the New Advisory Agreement, including the fee increase, is contingent upon the approval of Proposals 1 and 3 (with respect to both classes). However, if the Reorganization (as discussed in Proposal 4) is approved, NIAC will serve as the adviser under the New Advisory Agreement.

          THE BOARD, INCLUDING A MAJORITY OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE CORPORATION OR THE ADVISER, UNANIMOUSLY VOTED TO
    APPROVE THE NEW ADVISORY AGREEMENT AND RECOMMENDS THAT THE SHAREHOLDERS
                       OF THE FUND VOTE "FOR" PROPOSAL 2

PROPOSAL 3  APPROVAL OF RULE 12B-1 PLAN

INTRODUCTION

As way of background, Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans by investment companies. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan, (the "Plan") adopted in accordance with the rule, that contains certain provisions that have been approved by the investment company's board of directors and its shareholders. We have unanimously approved a proposed new 12b-1 Plan (the "New Plan"). The New Plan is discussed below and the Fund's existing 12b-1 plan is compared to the New Plan. On August 28, 1998, the Board, including all of the independent directors, voted to approve the New Plan and directed that it be submitted to the Class A and Class C shareholders of the Fund at the Meeting along with a recommendation that each shareholder approve such 12b-1 Plan. A form of the New Plan is attached for your review as Exhibit B.

                  WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3

THE NEW PLAN

The Fund is currently authorized to compensate Nuveen, as distributor of the Class A and Class C shares of the Fund pursuant to a Plan of Distribution and Service Pursuant to Rule 12b-1 dated January 30, 1997, as amended on July 23, 1998 (the "Existing Plan"). The New Plan is identical to the Existing Plan other than the compensation arrangement.

Nuveen's annual compensation under the New Plan will be:

----------------------------------------------------------------------------------------------------------
     CLASS                   SERVICE FEE                       DISTRIBUTION FEE           TOTAL 12B-1 FEE
----------------------------------------------------------------------------------------------------------
       A          .25% of the average daily net       None                                .25%
                  assets
       C          .25% of the average daily net       .75% of the average daily net       1.00%
                  assets                              assets

The service fee payable to Nuveen primarily compensates authorized dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders, as further discussed below. The distribution fee primarily reimburses Nuveen for providing compensation to authorized dealers, including Nuveen, either at the time of sale or on an ongoing basis. The above-noted compensation will be accrued daily and paid monthly. These fees may be in addition to fees paid to Nuveen or to other authorized dealers and brokers for providing other services to shareholders of the Fund.

The services for which authorized dealers will be compensated include, but are not limited to, maintaining account records for shareholders who beneficially own shares; answering inquiries relating to shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling the transmission of funds in connection with the purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

The New Plan will be in effect until August 1, 1999 and may continue thereafter from year to year for a class if specifically approved at least annually by vote of a majority of the outstanding voting securities of that class, as previously defined, or by us, including, in either event, the vote of a majority of the "non-interested" directors, cast in person at a meeting called for such purpose.

THE EXISTING PLAN

As noted above, the Fund is currently authorized to compensate Nuveen, as distributor of the Class A and Class C shares of the Fund, pursuant to the Existing Plan. Nuveen's compensation under the Existing Plan is:

----------------------------------------------------------------------------------------------------------
     CLASS                   SERVICE FEE                       DISTRIBUTION FEE           TOTAL 12B-1 FEE
----------------------------------------------------------------------------------------------------------
       A          .20% of the average daily net       None                                .20%
                  assets
       C          .20% of the average daily net       .55% of the average daily net       .75%
                  assets                              assets

Under the Existing Plan, for the fiscal year ended June 30, 1998, the Fund paid the following amount of fees:

------------------------------------------------------------------------------------------------------
                                                                                      % OF AVERAGE NET
                                                                $ AMOUNT OF FEES       ASSETS DURING
                           CLASS                                      PAID                 PERIOD
------------------------------------------------------------------------------------------------------
A                                                               40,415                .20%
C                                                               42,528                .75%

The Existing Plan authorizes the Fund to pay for certain distribution and promotion expenses related to marketing Fund shares. The Existing Plan for Class A and Class C shares was approved by shareholders on December 20, 1996, last amended on July 23, 1998, last approved by the Board of Directors on July 23, 1998 and continued until August 1, 1999. The plan in effect prior to the Existing Plan provided for total annual 12b-1 fees for Class A shares of .40% and for Class C shares of .95%.

BOARD DETERMINATION

In approving the New Plan, we determined, as with the Existing Plan, that there is a reasonable likelihood that the New Plan would benefit you and the Fund. In doing so, we considered several factors, including that the New Plan would (i) facilitate distribution of the Fund's shares, (ii) help maintain and improve the attractiveness of the Fund and its ability to sell shares through authorized dealers by conforming the Fund's 12b-1 fees to those of Nuveen's other taxable funds and make them comparable to those of other non-Nuveen mutual funds with similar investment objectives and policies and (iii) permit possible administrative and operating efficiencies through increased Fund size.

After considering these factors, we unanimously voted to approve the New Plan and to submit it to shareholders for approval.

If approved by the shareholders, the New Plan will become effective on the date of the Reorganization described below, subject to approval of Proposal 4. If, however, the Reorganization is not approved, the New Plan will become effective
at the close of business on     . The effectiveness of the New Plan is
contingent, in either event, upon the approval of both Proposals 1 and 2.

    THE BOARD, INCLUDING A MAJORITY OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE CORPORATION OR THE ADVISER, UNANIMOUSLY VOTED TO APPROVE THE NEW
 PLAN AND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE NEW PLAN

                                   PROPOSAL 4

REORGANIZATION OF THE FUND

INTRODUCTION

The Corporation is organized as a corporation under the laws of the State of Maryland. On August 28, 1998, we unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as Exhibit C. The Reorganization Agreement provides for the Reorganization of the Fund, as a series of the Corporation, into a new series designated Nuveen Dividend and Growth Fund of Nuveen Investment Trust IV ("NIT IV"), a newly-organized Massachusetts business trust. NIT IV was organized for the purpose of succeeding to the business of the Fund.

The purpose of the Reorganization is to further integrate the Fund into the Nuveen family of mutual funds in a structure that provides for uniformity, including uniformity of corporate organization and charter documents. The Fund's current adviser, Nuveen Advisory, believes that the standardization of documents and operational policies will help to promote operational efficiencies, to allocate work flows more effectively and to allow for future changes, which should benefit the Fund through cost efficiencies that may lower the Fund's operating costs. The Reorganization is a cost saving measure that will not change the Fund's portfolio management personnel, its investment objectives and policies or create any tax consequences for either the Fund or its shareholders. WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.

The Reorganization Agreement sets forth the steps of the Reorganization as described below:

- the Fund will transfer all of its assets to the New Fund in exchange for the New Fund assuming all of the liabilities and duties of the Fund;

- the New Fund will issue to the Fund the number of shares of the New Fund equal to the number of and value of shares of each class of shares of the Fund;

- as the sole shareholder of the New Fund, the Fund will

  (i) approve a proposed new investment advisory agreement between the New Fund and NIAC, substantially in the form of the New Advisory Agreement on the terms as described under Proposal 2 (if Proposal 2 is approved by shareholders);

  (ii) approve a proposed new Rule 12b-1 Plan on behalf of the New Fund on the terms as described under Proposal 3 (if Proposal 3 is approved by shareholders);

  (iii) ratify the election of the trustees of NIT IV (if Proposal 5 is approved by shareholders); and

  (iv) ratify the selection of the New Fund's auditors.

- the Fund will distribute to you the number of shares of the New Fund (including fractional shares) equal in number and value to the class of shares of the Fund held by you; and

- the Fund will terminate and the Corporation will subsequently be dissolved.

The investment objectives and policies of the New Fund will be identical to the investment objectives and policies of the Fund, as further discussed in Proposals 1 and 6. If this Proposal is approved at the scheduled shareholder meeting, the effective time of the Reorganization is currently expected to take place a short time later.

CERTAIN COMPARATIVE INFORMATION ON THE CORPORATION AND NIT IV

As a Massachusetts business trust, NIT IV's operations are governed by its declaration of trust ("Declaration of Trust") and By-laws and by Massachusetts law, rather than by the Articles of Incorporation, as amended and By-laws, as amended and restated (the "By-laws") of the Corporation and Maryland law.

Set forth below is a summary of certain differences between the two forms of organization and governing corporate documents. You may obtain copes of the Declaration of Trust and the By-laws of NIT IV and the Fund's Articles of Incorporation and By-laws, without charge, upon written request to the Secretary of the Fund. The Corporation, the Fund and NIT IV are each subject to the 1940 Act and the rules and regulations thereunder.

NIT IV. NIT IV was organized as a Massachusetts business trust on August 20, 1998 for the purpose of succeeding to the business of the Fund.

Shares. The shares of beneficial interest of NIT IV (and each series thereof) are transferable shares, $.01 par value. NIT IV can issue an unlimited number of shares of beneficial interest with varying par value. Each share of any series of NIT IV represents an equal proportionate interest in the assets owned by, and the liabilities of, that series and shall not extend to the assets of NIT IV separately. As such, each share of a series of NIT IV is entitled to dividends and distributions when and as declared by the Board of Trustees. Under the Articles of Incorporation of the Corporation, the Corporation is currently authorized to issue up to 600,000,000 shares, $.001 par value per share, which are divided into five portfolio classes, including the Fund which is the sole portfolio in existence. The Fund has 200,000,000 authorized shares. The Corporation's Board of Directors, with or without approval by the shareholders, may classify and reclassify shares into series and classes and may increase or decrease the number of authorized shares but not below the number of shares then outstanding.

Classes of Shares.  The Fund is authorized to offer five classes of shares:
Flagship Utility Income Fund Portfolio Stock and Flagship Utility Income Portfolio Stock Class A; Class B; Class C; and Class R. Currently, the Fund only offers Class A and Class C shares. It is anticipated that the New Fund will initially offer Class A, Class B, Class C and Class R shares.

Shareholder Voting Rights. Under the Maryland General Corporation Law (the "Maryland Code"), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Massachusetts law, NIT IV is not required to hold annual shareholder meetings. Under the Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing trustees of NIT IV (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act), changing fundamental investment policies, approving or disapproving an investment advisory contract, and ratifying or rejecting a selection of different auditors. Any matter submitted to a vote of the NIT IV shareholders is voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.

The Maryland Code and the By-laws of the Corporation provide that a meeting of shareholders shall be called upon the written request of shareholders representing 25% of the outstanding shares of the Corporation. The Declaration of Trust provides that a meeting of shareholders shall be called upon the written request of the holders of at least 10% of the outstanding shares of NIT IV, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

The Declaration of Trust provides that the trustees shall set in the By-laws the quorum required for the transaction of business by shareholders, provided that at least 30% of the shares entitled to be voted on a matter shall be necessary to constitute a quorum. Currently, a quorum for the Fund is a majority of the shares entitled to be voted. Thus, a meeting of shareholders of NIT IV could take place even if less than a majority of the shares were represented at the meeting. Some matters under the Declaration of Trust requiring approval by a majority or greater percentage of the shares entitled to vote would not be affected by this provision, nor would matters that under the 1940 Act require the vote of a "majority" of the outstanding shares (as defined in the 1940 Act).

Under the Declaration of Trust, each trustee of NIT IV serves until the next meeting of shareholders, if any, called for the purpose of re-electing trustees or electing successors to such trustees and until the election and qualification of his successor, or until he sooner dies, resigns, becomes incapacitated or is removed for cause by a vote of shareholders of NIT IV holding not less than two-thirds of the shares then outstanding or by a vote of two-thirds of the trustees then in office.

Liability of Shareholders. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain theoretical circumstances, be held personally liable for the obligations of NIT IV. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of NIT IV, and NIT IV disclaims shareholder liability for acts or obligations of NIT IV, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by NIT IV or the trustees. Moreover, the Declaration of Trust provides for indemnification out of NIT IV property for all losses and expenses of any shareholder held personally liable for the obligation of NIT IV and NIT IV shall upon the request of the shareholder or former shareholder assume the defense of any claim made against the shareholder for any act or obligation of NIT IV and satisfy any judgement. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by NIT IV to be remote, since it is limited to circumstances in which the disclaimer is inoperative and NIT IV itself is unable to meet its obligations. As owners of a Maryland corporation, Fund shareholders have no personal liability for the Fund's acts or obligations, except that a shareholder may be liable to the extent that: (i) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (ii) he knowingly receives a dividend or distribution made contrary to Maryland law; or (iii) with his knowledge, the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law.

Liability of Directors and Trustees. Under the Declaration of Trust, the trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees and not for errors of judgment or mistakes of fact or law. Under the Declaration of Trust, trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with NIT IV, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or with respect to any matter as to which the trustee shall have been adjudicated not to have acted in good faith in the reasonable belief that the action was in the best interests of NIT IV. NIT IV may also advance money for these expenses, provided that the trustee or officer undertakes to repay NIT IV if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

Maryland law provides that the Corporation may indemnify any director or officer made a party to a proceeding as a result of his status as such unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law permits the Fund to advance expenses to a director or officer if the Corporation has received (i) a written affirmation by the director or officer of his good faith belief that indemnification is warranted under the law and (ii) a written undertaking to repay the amount of the indemnification if it is determined that the indemnification is not warranted.

Involuntary Redemption. The Declaration of Trust permits the Board of Trustees to authorize NIT IV to redeem shares in an account if at any time the shares in the account do not have at least a minimum value set by the Board of Trustees. The Declaration of Trust also authorizes NIT IV to redeem shares under certain other circumstances as may be specified by the Board of Trustees, which circumstances are not inconsistent with the 1940 Act. NIT IV currently does not intend to redeem shares involuntarily.

This discussion is only a summary of certain of the differences between (i) NIT IV, its Declaration of Trust and By-laws and Massachusetts law, and (ii) the Corporation, its Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. You may refer to the provisions of the Articles of Incorporation, as amended and restated, Corporation By-laws and Maryland law, and the Declaration of Trust, Trust By-laws and Massachusetts law for a more thorough comparison.

APPRAISAL RIGHTS

As a shareholder of the Fund, you will not have appraisal rights in connection with the Reorganization.

EXPENSES

The Fund will bear the costs of the Reorganization, but we believe that these costs will be more than offset by the cost efficiencies that the Reorganization is expected to create.

FEDERAL INCOME TAX CONSEQUENCES

It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-fee for federal income tax purposes. The Corporation, on behalf of the Fund, has received an opinion of Bell, Boyd & Lloyd, special counsel to the Corporation, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, NIT IV, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of NIT IV after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of NIT IV received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares were held as capital assets.

AUTHORIZATION TO APPROVE INVESTMENT ADVISORY AGREEMENT

Approval of Investment Advisory Agreement. By voting in favor of the Reorganization, and assuming Proposal 2 is approved, shareholders of the Fund will be authorizing the Fund, in its capacity as sole shareholder of the New Fund, to approve a proposed investment advisory agreement between the New Fund and NIAC in the form of the New Advisory Agreement.

Please refer to the discussion contained in Proposal 2 relating to the terms of the New Advisory Agreement, including the fee increase, and the reasons for our decision to approve the New Advisory Agreement. A form of the New Advisory Agreement is attached hereto as Exhibit A.

NIAC and Nuveen Advisory. NIAC, like the Fund's current adviser Nuveen Advisory, is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, located at 333 W. Wacker Drive, Chicago, Illinois 60606. A further discussion of Nuveen's business activities is included in Proposal 2 under the heading "Information about the Adviser." Nuveen Advisory and NIAC are functionally equivalent entities and the substitution of NIAC as the investment adviser for the New Fund under the New Advisory Agreement represents a technical change in the named adviser only, rather than a substantive change in the investment advisory services provided to the New Fund from those provided to the Fund. The change in the adviser entity will be transparent to you because the same Nuveen Advisory employees who are currently managing and supporting the Fund will continue to do so, subject to normal personnel turnover, for the New Fund in their capacity as NIAC employees. In fact, the sole purpose for the change in the entity providing advisory services to the New Fund is to maintain consistency within the Nuveen family of funds regarding the types of funds for which each Adviser serves as investment adviser upon completion of the Reorganization. In addition, because NIAC has been appointed as the investment adviser to a separate fund (which is designated to be offered as part of a variable annuity product) substantially similar to the Fund under its proposed investment policies as described in Proposal 1, the Board of Trustees of the New Fund (as set forth in Proposal 5) is familiar with the general investment style and approach that will be used to manage the New Fund.

The Board of Directors, including a majority of the directors who are not interested persons of the Corporation, Nuveen Advisory or NIAC, determined that it is appropriate and in the best interests of the Fund and its shareholders for NIAC to act as the investment adviser for the New Fund if the Reorganization is approved, particularly in light of the fact that the change in adviser entity will be transparent to you, as a shareholder of the New Fund. As noted above, the same individuals who manage the Fund will continue to manage the New Fund, subject to normal personnel turnover, in their capacity as NIAC employees. Please refer to the discussion in Proposal 2 under the heading "Factors Considered by the Board of Directors" for a further discussion of the reasons for our decision to approve the fee increase and the terms of the New Advisory Agreement.

The names, addresses and principal occupations of the principal executive officers and directors of NIAC are identical to those of Nuveen Advisory and are listed in Proposal 2 under the heading "Information About the Adviser."

In addition, the following individuals who are executive officers of the Fund are also officers of NIAC: Alan G. Berkshire; Michael S. Davern; Lorna C. Ferguson; William M. Fitzgerald; J. Thomas Futrell; Richard A. Huber; Steven J. Krupa; Larry W. Martin; Edward F. Neild, IV; Stephen S. Peterson; Thomas C. Spalding, Jr.; H. William Stabenow; and Gifford R. Zimmerman.

APPROVAL TO ADOPT NEW 12B-1 PLAN

By voting in favor of the Reorganization, assuming that the shareholders approve Proposal 3, shareholders of the Fund will be authorizing the Fund, in its capacity as initial sole shareholder of the New Fund, to adopt a new 12b-1 plan, a complete discussion of which is included at Proposal 3.

RATIFICATION OF THE ELECTION OF TRUSTEES

By voting in favor of the Reorganization, assuming that the shareholders approval Proposal 5, shareholders of the Fund will be authorizing the Fund, in its capacity as initial sole shareholder of the New Fund, to ratify the election of the trustees.

SELECTION OF NEW FUND'S AUDITORS

By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the Fund, in its capacity as initial sole shareholder of the New Fund, to select Arthur Andersen LLP as auditors for the New Fund for the fiscal year ending June 30, 1999. Arthur Andersen LLP currently serves as auditors of the Fund. Arthur Andersen LLP has no direct or indirect financial interest in the Fund or the New Fund except as auditors and independent accountants. [A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.]

BOARD RECOMMENDATION

We have determined that the transactions contemplated by the Reorganization Agreement are advisable and in the best interests of the Fund's shareholders.

If shareholders do not approve the Reorganization, the Fund will continue in business as a series of the Corporation. The Reorganization is contingent upon the approval of Proposals 1, 2 and 3 (with respect to both classes) and 5.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE
                   REORGANIZATION BY VOTING "FOR" PROPOSAL 4

PROPOSAL 5  RATIFICATION OF THE SELECTION OF THE BOARD OF TRUSTEES OF NIT IV

The affairs of NIT IV are managed by a Board of Trustees rather than a Board of Directors as under Maryland law. Five individuals have been appointed to serve as trustees of NIT IV. Of these individuals, only Mr. Dean serves on the Board of the Fund. All of the individuals named below serve as trustees of other funds within the Nuveen family of funds. The following tables shows each individual who is standing for election, his/her age, and the principal occupation or employment during the last five years.

------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS                     AGE             PRINCIPAL OCCUPATION DURING LAST FIVE YEAR
------------------------------------------------------------------------------------------------------------
Anthony T. Dean*                               53           President (since July 1996) and Director,
333 W. Wacker Drive                                         formerly Executive Vice President, of The John
Chicago, IL 60606                                           Nuveen Company (from March 1992 to July 1996)
                                                            and of John Nuveen & Co. Incorporated; Director
(Chairman)                                                  and President (since July 1996), formerly
                                                            Executive Vice President (from May 1994 to July
                                                            1996) of Nuveen Institutional Advisory Corp. and
                                                            Nuveen Advisory Corp.

James E. Bacon                                 67           Business consultants; a Director of Lone Star
333 W. Wacker Drive                                         Industries, Inc. (cement); previously Director
Chicago, IL 60606                                           and Executive Vice President of U.S. Trust
                                                            Corporation and Trustee of United States Trust
                                                            Company of New York

William L.Kissick                              66           Professor, School of Medicine and the Wharton
333 W. Wacker Drive                                         School of Management and Chairman, Leonard Davis
Chicago, IL 60606                                           Institute of Health, Economics, University of
                                                            Pennsylvania

Thomas E. Leafstrand                           66           Retired, previously Vice President in charge of
333 W. Wacker Drive                                         Municipal Underwriting and Dealer Sales at the
Chicago,IL 60606                                            Northern Trust Company

Sheila W. Wellington                           66           President of Catalyst (a not-for-profit
333 W. Wacker Drive                                         organization focusing on women's leadership
Chicago, IL 60606                                           development in business and the professions)

* Trustees who would be "interested persons" of NIT IV as defined in the 1940
Act.

None of the trustees beneficially own shares of the Fund.

Mr. Dean serves as a director and trustee, as the case may be, of 103 open-end funds and closed-end funds advised by NIAC and Nuveen Advisory. Messrs. Bacon and Leafstrand and Ms. Wellington serve as board members of 20 open-end funds and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC receives a $20,000 annual retainer for serving as a director or trustee for all funds for which NIAC serves as investment adviser, a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee, as described below, held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset size. Trustees and officers who are "interested persons" receive no compensation from NIT IV or the New Fund for their services.

If the Reorganization is approved, it is expected that Messrs. Bacon, Kissick, Leafstrand and Ms. Wellington will serve on the Audit Committee that is responsible for reviewing work and any recommendations of NIT IV's independent auditors. Messrs. Dean and Leafstrand will serve as members of the Executive Committee that is authorized to exercise all of the powers of the Board and Messrs. Bacon, Kissick and Leafstrand and Ms. Wellington will serve on the Nominating Committee that is responsible for identifying and recommending individuals to be nominated for election as independent trustees.

The table below shows, for each individual named above as an independent trustee of NIT IV, the total compensation that all existing funds advised by NIAC accrued for each independent trustee during the period ended June 30, 1998.


--------------------------------------------------------------------------------------
                                                              TOTAL COMPENSATION FROM
                                                              THE FUND COMPLEX PAID TO
TRUSTEE                                                       TRUSTEE
--------------------------------------------------------------------------------------
James E. Bacon                                                $29,000
William L. Kissick                                            $28,000
Thomas E. Leafstrand                                          $30,600
Sheila W. Wellington                                          $28,000

The effectiveness of Proposal 5 is contingent upon the approval of Proposals 1, 2, 3 (with respect to both classes) and 4.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF
                    THE TRUSTEES BY VOTING "FOR" PROPOSAL 5

PROPOSAL 6  CHANGES TO OTHER FUNDAMENTAL POLICIES

We have proposed that certain other fundamental investment restrictions of the Fund be revised. The primary purpose of these proposals, unless otherwise stated, is to revise the Fund's fundamental operating policies to conform them to those that are currently standard for most funds managed by the Adviser. The Adviser believes that this standardization will increase operating efficiencies which may result in lower expenses. Set forth below are Proposals 6(A) through 6(L). You will have an opportunity to vote on each Proposal separately, and if approved they will become the fundamental investment policies of the Fund, and the New Fund, as described under Proposal 4. WE AND NUVEEN ADVISORY DO NOT BELIEVE THAT THESE CHANGES WILL RESULT IN ANY MATERIAL CHANGES TO THE FUND'S OPERATIONS OR ITS ABILITY TO ACHIEVE ITS INVESTMENT OBJECTIVE.

          WE RECOMMEND THAT YOU VOTE "FOR" PROPOSALS 6(A) THROUGH 6(L)

PROPOSAL 6(A) -- DIVERSIFICATION

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The current investment restriction on diversification and the proposed fundamental investment restriction are substantially similar.

PROPOSAL 6(B) -- BORROWING

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the liabilities (other than borrowings).

The current investment restriction on borrowings and the proposed fundamental investment restriction are similar. The salient differences are that if Proposal 6(B) is approved, the Fund will be permitted to borrow up to one-third of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (rather than the 25% limit in the current restriction), and the Proposal does not include a component relating to the issuance of senior securities, which is addressed in a separate fundamental policy discussed in Proposal 6(C) below. If the Proposal is adopted, we will adopt a nonfundamental policy (that is not subject to shareholder approval) that provides that the Fund will not purchase securities when borrowings exceed 5% of its total assets and that if due to market fluctuations or other reasons, the value of a Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

PROPOSAL 6(C) -- SENIOR SECURITIES

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, issue senior securities, except as permitted under the Investment Company Act of 1940.

The Fund's current fundamental investment restriction regarding issuing securities senior to the Fund's shares is substantially similar to the proposed fundamental investment restriction described above.

PROPOSAL 6(D) -- UNDERWRITING

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Fund's current fundamental investment restriction regarding underwriting securities is similar to the proposed fundamental investment restriction described above. The salient difference is that the Proposal does not address the treatment of illiquid securities, which is addressed in a separate nonfundamental policy discussed in Proposal 6(L) below. The Fund's current restriction provides that the Fund may not act as an underwriter of securities except to the extent that in connection with the purchase and sale of portfolio securities it may be deemed to be an underwriter.

PROPOSAL 6(E) -- REAL ESTATE

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or issuers engaged in real estate activities).

     The Fund's current fundamental investment restriction regarding investing in real estate is similar to the proposed fundamental investment restriction described above. The salient differences are that the Proposal does not include a component relating to commodities, which is addressed in a separate fundamental policy discussed in Proposal 6(F) below, or to real estate investment trust securities. The Fund's current restriction provides that the Fund may not purchase or sell real estate, real estate mortgage loans or real estate investment trust securities.

PROPOSAL 6(F) -- COMMODITIES

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

The Fund's current fundamental investment restriction regarding investing in commodities, commodity contracts or oil and gas interests is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not purchase or sell commodities, commodity contracts, except for bona fide hedging purposes, or oil and gas interests.

PROPOSAL 6(G) -- LOANS

We have proposed that the following be a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

The Fund's current fundamental investment restriction regarding making loans is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not make loans, except to the extent the purchase of debt obligations (including repurchase agreements) in accordance with the Fund's current investment objectives and polices are considered loans.

PROPOSAL 6(H) -- INVESTMENT COMPANIES

We have proposed that the following be deleted as a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, acquire securities of other investment companies (other than in connection with the acquisitions of such companies).

If Proposal 6(H) is approved, the fundamental policies of the Fund will no longer restrict the Fund from acquiring securities of other investment companies as described above and we will adopt a nonfundamental policy that restricts the purchase of securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

PROPOSAL 6(I) -- SHORT SALES AND MARGIN PURCHASES

We have proposed that the following be deleted as a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, purchase securities on margin, make short sales of securities or maintain a net short position.

If Proposal 6(I) is approved, the fundamental policies of the Fund will no longer restrict the Fund from acquiring securities on margin or making short sales as described above and we will adopt a nonfundamental policy that restricts the sale of securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. However, because the nonfundamental policy does not address purchases of securities on margin, the Fund will be permitted to purchase securities on margin as permitted by applicable law.

PROPOSAL 6(J) -- AFFILIATE PURCHASES

We have proposed that the following be deleted as a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, purchase or retain securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer.

If Proposal 6(J) is approved, the fundamental policies of the Fund will no longer prohibit the Fund from acquiring securities of an issuer affiliated with the Fund's directors or the Adviser's officer and directors. The primary reason for the Proposal is that, as a result of the passage of the National Securities Markets Improvement Act of 1996, the Fund is no longer required to adhere to the policy which previously was mandated by state law. The above-noted policy was intended to prevent conflicts of interest in the management of mutual funds. In doing so, however, the policy focused on fund investments rather than investments by fund officers and directors. We and the Adviser believe that the Fund's Code of Ethics, which was adopted in accordance with the rules of the Securities and Exchange Commission (the "SEC"), is the best way to prevent the occurrence of conflicts of interest.

PROPOSAL 6(K) -- PLEDGES

We have proposed that the following be deleted as a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, mortgage, pledge, or hypothecate any assets except in an amount up to 50% of the value of the Fund's net assets taken at cost, and only to secure borrowings permitted by clause [3] above.

If Proposal 6(K) is approved, the fundamental policies of the Fund will no longer provide that the Fund is restricted from mortgaging, pledging or hypothecating any assets subject to restrictions noted above. The primary reason for the Proposal is that, as a result of the passage of the National Securities Markets Improvement Act of 1996, the Fund is no longer required to adhere to the policy which previously was mandated by state law. However, the Fund is subject to the borrowing limitations set forth in the 1940 Act and as described in Proposal 6(B).

PROPOSAL 6(L) -- ILLIQUID SECURITIES

The Board has proposed that the following be deleted as a fundamental investment restriction of the Fund.

     The Fund, as a fundamental policy, may not, without the approval of holders of a majority of the shares of the Fund, invest more than 10% of the Fund's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

If Proposal 6(L) is approved, the Fund will no longer have a fundamental policy restricting it from acquiring more than 10% of its assets in illiquid securities, we will, however, adopt a nonfundamental policy that restricts the Fund's investment in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities. The above-noted 15% limitation is mandated by the SEC.

BOARD RECOMMENDATION

We have determined that the changes in the Fund's fundamental policies as described in Proposals 6(A) through 6(L) are advisable and in the best interests of the Fund's shareholders.

If both the Reorganization (Proposal 4) and the changes to the fundamental investment policies are approved, the changes, as approved, will become effective immediately prior to the Reorganization. If, however, the Reorganization is not approved, the changes to the fundamental investment policies, will become effective shortly after shareholder approval as is practicable.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE CHANGES IN
  THE FUND'S FUNDAMENTAL POLICIES BY VOTING "FOR" PROPOSALS 6(A) THROUGH 6(L)

                               OTHER INFORMATION

SHARE OWNERSHIP

As of September 1, 1998, (i) no director or officer of the Fund beneficially owned any shares of the Fund, (ii) the directors and executive officers as a group did not beneficially own any shares of the Fund and (iii) no person known to the Corporation owned beneficially more than 5% of the shares of any class of the Fund.

This proxy statement is being sent to you by the Board of Directors of the Corporation for voting at the special meeting and at any and all adjournments of that meeting. This proxy statement was first mailed to shareholders on or about October 5, 1998.

VOTING REQUIREMENTS

You have the right to cast one vote for each share you own, on each matter submitted to a vote of the shareholders at the meeting; no shares have cumulative voting rights. Some of the proposals at this meeting require a higher percentage of shares voting in favor to be approved than other proposals. In addition, some of the proposals are interrelated, so that a proposal might not be implemented if another proposal is not approved. The following chart shows the required votes and whether there are other proposals that have to be approved in order for a proposal to be implemented.


------------------------------------------------------------------------------------------------------
PROPOSAL                              VOTE REQUIRED TO APPROVE         DEPENDS ON OTHER PROPOSALS
------------------------------------------------------------------------------------------------------
1.   Eliminating policy on            The lesser of (i) 67% of the     For Proposal 1 to be
     concentrating in utility         shares of the Fund present at    implemented, Proposals 2 and 3
     industry                         the meeting, if more than 50%    must also be approved.
                                      of the outstanding shares of
                                      the Fund are present in person
                                      or by proxy or (ii) more than
                                      50% of the outstanding shares
                                      of the Fund.
2.   Approving a new advisory         The lesser of (i) 67% of the     For Proposal 2 to be
     agreement                        shares of the Fund present at    implemented, Proposals 1 and 3
                                      the meeting, if more than 50%    must also be approved.
                                      of the outstanding shares of
                                      the Fund are present in person
                                      or by proxy or (ii) more than
                                      50% of the outstanding shares
                                      of the Fund.
3.   Approving a new 12b-1 plan (the  The lesser of (i) 67% of the     For Proposal 3 to be
     Class A and Class C shares       shares of the Fund present at    implemented, Proposals 1 and 2
     voting separately)               the meeting, if more than 50%    must also be approved.
                                      of the outstanding shares of
                                      the Fund are present in person
                                      or by proxy or (ii) more than
                                      50% of the outstanding shares
                                      of the Fund.
4.   Approving the Reorganization     Two-thirds of the outstanding    For Proposal 4 to be
                                      shares of the Fund               implemented, Proposals 1, 2, 3
                                                                       and 5 must also be approved.
5.   Ratifying the election of        a majority of the votes cast     For Proposal 5 to be
     trustees to the new board                                         implemented, Proposals 1, 2, 3
                                                                       and 4 must also be approved.
6.   Changing investment policies     The lesser of (i) 67% of the     Not dependent on approval of
     (each voted on separately)       shares of the Fund present at    other Proposals.
                                      the meeting, if more than 50%
                                      of the outstanding shares of
                                      the Fund are present in person
                                      or by proxy or (ii) more than
                                      50% of the outstanding shares
                                      of the Fund.

If you properly sign and date your proxy and return it on time, your shares will be voted as you instruct on your proxy card, and as the persons named in the proxy determine on any other business that comes before the meeting. If you properly sign and return your proxy card, but don't mark any instructions on it, your shares will be voted FOR each Proposal. You may revoke your proxy at any time before it is voted by filing with the Fund a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the meeting and voting in person.

RECORD DATE

The Board of Directors has fixed the close of business on September 15, 1998 as the record date for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date,
there were issued and outstanding          shares of Class A common stock of the
Fund and          shares of Class C common stock of the Fund.

REPORTS TO SHAREHOLDERS

Each shareholder has received the Fund's annual report to shareholders for the fiscal year ended June 30, 1998. If you would like another copy of the annual report, please write to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or telephone 1-800- 257-8787. The report will be sent to you without charge.

QUORUM AND ADJOURNMENT

A quorum of shareholders is required to take action at the Meeting. At least a majority of the shares of each class entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but not enough votes in favor of a Proposal have been received to approve it, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders of the Fund. Any adjournment will require the affirmative vote of a majority of shares of the Fund present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

ABSTENTIONS AND BROKER NON-VOTES

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On all Proposals, broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, for all Proposals other than Proposal 5, will have the effect of being counted as voted against the Proposal. On Proposal 5, broker non-votes and abstentions will have no effect.

COSTS OF THE PROXY SOLICITATION

The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of the Fund's principal underwriter, John Nuveen & Co. Incorporated or the Fund's investment adviser, Nuveen Advisory Corp., or by dealers and their representatives. D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies for estimated fees of $2,000 plus reasonable expenses.

PROPOSALS OF SHAREHOLDERS

Pursuant to the Maryland Code, the Articles of Incorporation and the By-laws of the Fund and to Massachusetts law, the Declaration of Trust and By-laws of the Trust, neither the Corporation nor NIT IV is required to hold an annual meeting unless the 1940 Act requires a meeting for the election of directors. Meetings of the shareholders will be held when and as determined necessary by the Board of Directors or Trustees, as the case may be, of the Corporation or NIT IV and in accordance with the 1940 Act. Since the Corporation and NIT IV do not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to the offices of the Fund, 333 W. Wacker Drive, Chicago, Illinois 60606, Attention: Secretary.

OTHER BUSINESS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

  PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS
                    REQUIRED IF MAILED IN THE UNITED STATES.

                                          For the Board of Directors

                                          Gifford R. Zimmerman
                                          Secretary

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

                                    BETWEEN

                          FLAGSHIP ADMIRAL FUNDS INC.
             (ON BEHALF OF ITS SERIES FLAGSHIP UTILITY INCOME FUND)

                                      AND

                             NUVEEN ADVISORY CORP.

FLAGSHIP ADMIRAL FUNDS INC., a Maryland corporation registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management series investment company ("Corporation"), hereby appoints NUVEEN ADVISORY CORP., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Fund"). Corporation and Manager hereby agree that:

      1. Investment Management Services. Manager shall manage the investment operations of Corporation and each Fund, subject to the terms of this Agreement and to the supervision and control of Corporation's Board of Directors ("Directors"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

          (a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

          (b) to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Corporation's articles of incorporation and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Corporation to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Corporation; and (iv) any other written limits or directions furnished by the Directors to Manager;

          (c) unless otherwise directed by the Directors, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

          (d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

          (e) to make recommendations as to the manner in which voting rights, rights to consent to Corporation or Fund action, and any other rights pertaining to Corporation or the Fund shall be exercised;

          (f) to make available to Corporation promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Corporation; and

          (g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Corporation, with respect to execution of transactions for Corporation on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Corporation hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Corporation hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Corporation or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Corporation, the Funds, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Corporation and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Corporation in any way.

      2. Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Directors, Manager shall provide to the Corporation facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Corporation's Distributor pursuant to the Distribution Agreement, those services to be performed by the Corporation's Custodian pursuant to the Custody Agreement, those services to be performed by the Corporation's Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Corporation's Custodian pursuant to the Accounting Agreement and those services normally performed by the Corporation's counsel and auditors.

      3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of
          (i) its affiliated companies and their directors, Directors, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

      4. Expenses Borne by Corporation. Except to the extent expressly assumed by Manager herein or under a separate agreement between Corporation and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Corporation. Without limitation, such costs and expenses shall include but not be limited to:

          (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

          (b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Corporation and the custodian, transfer agent or any other agent selected by Corporation;

          (c) all charges for and accounting services provided to Corporation by Manager, or any other provider of such services;

          (d) all charges for services of Corporation's independent auditors and for services to Corporation by legal counsel;

          (e) all compensation of Directors, other than those affiliated with Manager, all expenses incurred in connection with their services to Corporation, and all expenses of meetings of the Directors or committees thereof;

          (f) all expenses incidental to holding meetings of holders of shares in the Corporation ("Shareholders"), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

          (g) all expenses of printing of annual or more frequent revisions of Corporation prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

          (h) all expenses related to preparing and transmitting certificates representing Corporation shares;

          (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Directors;

          (j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

          (k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

          (l) all expenses of registering and maintaining the registration of Corporation under the 1940 Act and, to the extent no exemption is available, expenses of registering Corporation's shares under the 1933 Act, of qualifying and maintaining qualification of Corporation and of Corporation's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Corporation under all other laws applicable to Corporation or its business activities;

          (m) all interest on indebtedness, if any, incurred by Corporation or a Fund; and

          (n) all fees, dues and other expenses incurred by Corporation in connection with membership of Corporation in any trade association or other investment company organization.

      5. Allocation of Expenses Borne by Corporation. Any expenses borne by Corporation that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Corporation which is not solely attributable to a Fund, nor solely to any other series of shares of Corporation, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Directors.

      6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Corporation or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Corporation or a Fund under any separate agreement or arrangement between the parties.

      7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Corporation shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Directors, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

      8. State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses ("Aggregate Operating Expenses") exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which shares of the Fund are qualified for sale (the "State Expense Limit"), the Manager shall pay such Fund the amount of such excess. For purposes of this State Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1940 Act, the pro rata portion of that company's operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund's administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

      9. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in
          Section 1 hereof with respect to Corporation or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Corporation and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager's duties hereunder.

     10. Non-Exclusivity. The services of Manager to Corporation hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

     11. Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12. Amendment. This Agreement may not be amended as to the Corporation or any Fund without the affirmative votes (a) of a majority of the Board of Directors, including a majority of those Directors who are not "interested persons" of Corporation or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Corporation or, with respect to any amendment affecting an individual Fund, a "majority of the outstanding shares" of that Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

     13. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Directors of Corporation, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Corporation. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for an initial period of two (2) years from the effective date applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Directors who are not interested persons of Corporation or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Directors of Corporation or by a "vote of a majority of the outstanding shares" of the Fund.

     14. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Corporation pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Corporation and any other records the parties mutually agree shall be maintained by Manager on behalf of Corporation are the property of Corporation and shall be surrendered by Manager promptly on request by Corporation; provided that Manager may at its own expense make and retain copies of any such records.

Corporation shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Corporation as to each Fund statistical data and other information in such form and at such intervals as Corporation may reasonably request.

15. Non-Liability of Directors and Shareholders. Any obligation of Corporation hereunder shall be binding only upon the assets of Corporation (or the applicable Fund thereof) and shall not be binding upon any Director, officer, employee, agent or Shareholder of Corporation. Neither the authorization of any action by the Directors or Shareholders of Corporation nor the execution of this Agreement on behalf of Corporation shall impose any liability upon any Director or any Shareholder.

16. Use of Manager's Name. Corporation may use the name "Flagship Admiral Funds Inc." and the Fund names listed in Schedule A or any other name derived from the name "Nuveen" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Corporation will cease to use any name derived from the name "Flagship" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

17. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:
---------------------------, 1998

                                          FLAGSHIP ADMIRAL FUNDS INC.

                                          BY
                                          --------------------------------------

ATTEST

---------------------------------------------

                                          NUVEEN ADVISORY CORP.

                                          BY
                                          --------------------------------------

ATTEST

---------------------------------------------

                          FLAGSHIP ADMIRAL FUNDS INC.
                              MANAGEMENT AGREEMENT

                                   SCHEDULE A

The Funds of the Corporation currently subject to this Agreement and the effective date of each are as follows:

            FUND                     EFFECTIVE DATE                 INITIAL TERM

Flagship Utility Income Fund  ---------------------------              Until
                                                              -----------------------

                          FLAGSHIP ADMIRAL FUNDS INC.
                              MANAGEMENT AGREEMENT

                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund:

                          FLAGSHIP UTILITY INCOME FUND

Average Daily Net Asset Value  Fund Management Fee
For the first $125 million     .7500 of 1%
For the next $125 million      .7375 of 1%
For the next $250 million      .7250 of 1%
For the next $500 million      .7125 of 1%
For the next $1 billion        .7000 of 1%
For assets over $2 billion     .6750 of 1%

                                                                       EXHIBIT B

                          FLAGSHIP ADMIRAL FUNDS INC.

                        PLAN OF DISTRIBUTION AND SERVICE
                             PURSUANT TO RULE 12B-1

WHEREAS, Flagship Admiral Funds Inc., a Maryland corporation (the
"Corporation"), engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act ");

WHEREAS, the Corporation is authorized to and may or does issue shares of beneficial interest in separate series, with the shares of each such series representing the interests in a separate portfolio of securities and other assets (the Corporation's series together with all other such series subsequently established by the Corporation being referred to herein as a "Fund");

WHEREAS, the Corporation has outstanding the Fund set forth on Exhibit A;

WHEREAS, the Corporation employs John Nuveen & Co. Incorporated (the "Distributor") as distributor of the shares of the Fund (the "Shares") pursuant to a Distribution Agreement dated as of January 1, 1998;

WHEREAS, the Fund is authorized to issue Shares in four different classes ("Classes"): Class A, Class B, Class C and Class R.

WHEREAS, the Corporation desires to adopt, a new Plan of Distribution and Service pursuant to Rule 12b-1 under the Act ("Rule 12b-1"), and the Board of Directors of the Corporation has determined that there is a reasonable likelihood that adoption of this Plan of Distribution and Service will benefit the Fund and its shareholders;

WHEREAS, the Corporation, on behalf of its Fund has adopted a Multiple Class Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") to enable the various Classes of Shares to be granted different rights and privileges and to bear different expenses, and has an effective registration statement on file with the SEC containing a Prospectus describing such Classes of Shares;

WHEREAS, as described in the Rule 18f-3 Plan, the purchase of Class A Shares is generally subject to an up-front sales charge, as set forth in the Corporations Prospectus and Statement of Additional Information, and the purchase of Class B and Class C Shares will not be subject to an up-front sales charge, but in lieu thereof the Class B Shares will be subject to an asset-based distribution fee (and a declining contingent deferred sales charge) and Class C Shares will be subject to an asset-based distribution fee (and a one-year contingent deferred sales charge), as described in the Prospectus for the Shares; and

WHEREAS, Shares representing an investment in Class B will automatically convert to Class A Shares 8 years after the investment, as described in the Prospectus for the Shares;

Now, Therefore, the Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

1. (a) The Fund is authorized to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Shares of Class A, Class B and Class C of the Fund and the servicing of accounts holding such Shares.

    (b)  The amount of such compensation paid during any one year shall consist

               (i) with respect to Class A Shares of a Service Fee not to exceed .25% of average daily net assets of the Class A Shares of the Fund;

               (ii) with respect to Class B Shares of a Service Fee not to exceed .25% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

               (iii) with respect to Class C Shares of a Service Fee not to exceed .25% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class C Shares of the Fund.

               Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

          (c) With respect to Class A Shares, the Distributor shall pay any Service Fees it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Dealer Agreement in effect ("Authorized Dealer", which may include the Distributor) is the dealer of record to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment. The Distributor may retain any Service Fees not so paid.

          (d)  With respect to the Class B Shares, the Distributor:

               (i) shall retain the Distribution Fee to compensate it for costs associated with the distribution of the Class B Shares, including the payment of broker commissions to Authorized Dealers (which may include the Distributor) who were the dealer of record with respect to the purchase of those shares; and

               (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee for that period to the Authorized Dealer of record.

               The Distributor may retain any Distribution or Service Fees not so paid.

          (e)  With respect to the Class C Shares, the Distributor:

               (i) shall pay the Distribution Fee it receives under the Plan with respect to Class C Shares for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations in connection with such share sales; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Distribution Fee to the extent that it may have pre-paid the Distribution Fee for that period to the Authorized Dealer of record; and

               (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee for that period to the Authorized Dealer of record.

               The Distributor may retain any Distribution or Service Fees not so paid.

          (f) Services for which such Authorized Dealers may receive Service Fee payments include any or all of the following: maintaining account records for shareholders who beneficially own Shares; answering inquiries relating to the shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

          (g) Payments of Distribution or Service Fees to any organization as of any quarter-end will not exceed the appropriate amount based on the annual percentages set forth in subparagraphs b(i), (ii) and (iii) above, based on average net assets of accounts for which such organization appeared on the records of the Fund and/or its transfer agent as the organization of record during the preceding quarter.

2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved with respect to the affected Fund and Class thereof by votes of a majority of both (a) the Board of Directors of the Corporation, and (b) those Directors of the Corporation who are not "interested persons" of the Corporation (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Directors") cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related Agreement(s).

3. This Plan shall remain in effect until August 1, 1999, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

4. The Distributor shall provide to the Board of Directors of the Corporation and the Board shall review, at least quarterly, a written report of distribution- and service-related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

5. This Plan may be terminated as to the Fund or as to a given Class A, Class B or Class C of the Fund at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority (as defined in the Act) of the outstanding voting Shares of the applicable Fund or Class.

6. This Plan may not be amended to increase materially the amount of compensation payable by the Fund with respect to Class A, Class B or Class C Shares under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting Shares of that Class of Shares of the Fund. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

7. While this Plan is in effect, the selection and nomination of the Directors who are not interested persons (as defined in the Act) of the Corporation shall be committed to the discretion of the Directors who are not such interested persons.

8. The Corporation shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

                                   EXHIBIT A

           TO PLAN OF DISTRIBUTION AND SERVICE PURSUANT TO RULE 12B-1

FLAGSHIP ADMIRAL FUNDS INC.:

Flagship Utility Income Fund

                                                                       EXHIBIT C

                      AGREEMENT AND PLAN OF REORGANIZATION

                          FLAGSHIP ADMIRAL FUNDS INC.
                          FLAGSHIP UTILITY INCOME FUND

FLAGSHIP ADMIRAL FUNDS INC., a Maryland corporation (the "Corporation"), on behalf of its sole series Flagship Utility Income Fund (the "Fund"), and NUVEEN INVESTMENT TRUST IV, a Massachusetts business trust ("the Trust"), on behalf of its series Nuveen Dividend and Growth Fund ("New Fund"), agree upon the following plan of reorganization:

1. SUCCESSION OF THE CORPORATION BY THE TRUST; DISTRIBUTION OF SHARES OF THE NEW FUND

The Corporation shall transfer to the Trust, on behalf of the Fund, all of the assets of the Fund, in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Fund, and the New Fund shall issue to the Fund shares of the New Fund equal in number and net asset value of each class to the number and net asset value of shares of the same class (including fractional shares) of the Fund then outstanding. The Fund shall promptly distribute to its shareholders the number of shares of the New Fund (including fractional shares) equal in number and net asset value of each class to the number and net asset value of shares (including any fractional shares) of the Fund of the same class then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Fund (which series of actions is referred to hereafter as the "Reorganization"). The Fund will then terminate its operations and the Corporation will subsequently be dissolved.

2.   SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES

The distribution to the shareholders of the Fund shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of each class of the New Fund equal to the number of shares (including any fractional shares) of the Fund of the same class owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the Fund shall thereafter represent an equal number of shares of the New Fund.

3.   DISSOLUTION OF THE CORPORATION AND FUND

Promptly after the closing of the Reorganization, the Corporation, and each series thereof, shall terminate its operations. Subsequently, the Corporation shall be dissolved.

4.   CLOSING

The Reorganization shall take place on                , 1998 at 5:00 p.m.,
Chicago time, at the offices of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois or at such other date, time or place as may be agreed upon by the parties.

5.   CONDITIONS TO CLOSING

The obligations of the parties to consummate the Reorganization shall be subject to the following conditions:

     a. A post-effective amendment to the registration statement on Form N-1A of the Corporation shall have been filed by the Trust with the Securities and Exchange Commission (the "SEC"), by which amendment the Trust shall have assumed the registration statement as its own, and the registration statement, so amended, shall have become effective, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

     b. The SEC shall not have issued an unfavorable advisory report under
        Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
        Section 25(c) of the Investment Company Act of 1940;

     c. The Corporation and the Trust shall have received an opinion of Bell, Boyd & Lloyd, Chicago, Illinois, to the effect that the Reorganization qualifies as a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended, and the Reorganization of the Fund into the New Fund will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Corporation, the Fund, the Trust, the New Fund, or the shareholders of the Fund; and

     d. The Reorganization has been approved by shareholders of the Fund.

     e. The Corporation and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland.

6.   REPRESENTATIONS

The Corporation and/or the Trust represent as follows:

     a. The Corporation and the Trust are duly organized and existing in good standing under the laws of the state of Maryland and the Commonwealth of Massachusetts, respectively;

     b. The Corporation and the Trust are each empowered under applicable laws to enter into and perform this agreement; and

     c. The New Fund intends (i) to continue the investment business of the Fund, (ii) to maintain the investment objectives of the Fund to seek current income and long-term growth of capital and capital appreciation as a secondary objective, (iii) to market the New Fund to a group of investors that includes the universe of investors to which the Fund is marketed. The New Fund has no plan or intention to sell the investment assets of the Fund except in the ordinary course of business to provide funds to satisfy redemptions or as a result of portfolio management decisions. The initial portfolio manager of the New Fund will be the current Portfolio manager of the Fund.

7.   AMENDMENTS OR TERMINATION

This agreement may be amended at any time, and may be terminated at any time before the closing of the Reorganization, either before or after this agreement and plan of reorganization has been approved by shareholders of the Fund, by agreement of the Corporation and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Fund. In any case, this agreement and plan of reorganization may be terminated by either the Corporation or the Trust if the Reorganization has not occurred by
the close of business on                     .

8.   DECLARATION OF TRUST

A copy of the Trust's agreement and declaration of trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this agreement is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust, individually, but binding only upon the assets and property of the New Fund.

9.   FURTHER ACTIONS AND ASSURANCES

At any time after the closing of the Reorganization, the Corporation acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting on behalf of the New Fund, title to the assets transferred by the Fund under this agreement.

10.   GOVERNING LAW

This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of Section 7 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated                            , 1998
      ---------------------------

                                          FLAGSHIP ADMIRAL FUNDS INC.,
                                          on behalf of its series Flagship
                                          Utility
                                          Income Fund

                                          BY
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                          ATTEST:

                                          --------------------------------------
                                          Secretary

                                          NUVEEN INVESTMENT TRUST IV,
                                          on behalf of its series Nuveen
                                          Dividend and
                                          Growth Fund

                                          BY
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                          ATTEST:

                                          --------------------------------------
                                          Secretary

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE
          FLAGSHIP UTILITY INCOME FUND TO BE HELD ON NOVEMBER 12, 1998

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of the Flagship Utility Income Fund to be held on November 12, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposals set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgement on any other business that may properly come before the meeting.

                                                           Date:          , 1998



        ------------------------------------------------------------------------
        Signature(s)
        NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposals set forth below.


Proposal                                                    FOR          AGAINST      ABSTAIN

   1.     Approval of changes to one of the Fund's          [ ]            [ ]          [ ]
          fundamental policies allowing the Fund to
          broaden its investments so that the Fund
          will no longer concentrate its portfolio in
          the utilities industry.

   2.     Approval of a new advisory agreement.             [ ]            [ ]          [ ]

   3.     Approval of a new Rule 12b-1 Plan.                [ ]            [ ]          [ ]

   4.     Approval of a tax-free reorganization of the      [ ]            [ ]          [ ]
          Fund into a new fund called Nuveen
          Dividend and Growth Fund, a series of
          Nuveen Investment Trust IV ("NIT IV").

   5.     Ratify the election of trustees to the Board    FOR ALL        WITHHOLD
          of Trustees of NIT IV. Nominees: James                         AUTHORITY
          E. Bacon, Anthony T. Dean, William L,             [ ]       to vote for all
          Kissick, Thomas B. Leafstrand and Sheila                       nominees       [ ]
          W. Wellington                                                  except as
                                                                       indicated at
                                                                           left
          To withhold authority to vote for one or
          more individual nominees, print his or
          name (or names) on the line below.                               [ ]
          ________________________________________

   6.     Approval of changes to several of the           FOR ALL        AGAINST   ABSTAIN
          Fund's other fundamental policies to           Except as         ALL       ALL
          conform them to the policies of the other        marked
          Nuveen mutual funds.                             below

                                                           [ ]
                                                                           [ ]          [ ]

(A) Diversification     (E) Real Estate            (I) Short Sales and Margin
                                                            Purchases

(B) Borrowing           (F) Commodities            (J) Affiliated Purchases
(C) Senior Securities   (G) Loans                  (K) Pledges
(D) Underwriting        (H) Investment Companies   (L) Illiquid Securities

           To vote against one or more proposed
           changes, write the sub-proposal letter or letters on the line below.

           ______________________________________

PLEASE SIGN AND DATE ON REVERSE SIDE

